--------------------------------------------------
OFFICERS AND DIRECTORS

Barton M. Biggs             Frederick B. Whittemore
  CHAIRMAN OF THE BOARD     DIRECTOR
Warren J. Olsen             JAMES W. GRISHAM
  PRESIDENT AND DIRECTOR    VICE PRESIDENT
John D. Barrett II          Harold J. Schaaff, Jr.
  DIRECTOR                  VICE PRESIDENT
Gerard E. Jones             Joseph P. Stadler
  DIRECTOR                  VICE PRESIDENT
Andrew McNally, IV          Valerie Y. Lewis
  DIRECTOR                  SECRETARY
Samuel T. Reeves            Karl Hartmann
  DIRECTOR                  ASSISTANT SECRETARY
Fergus Reid                 James R. Rooney
  DIRECTOR                  TREASURER
Frederick O. Robertshaw     Joanna M. Haigney
  DIRECTOR                  ASSISTANT TREASURER

---------------------------------------------
INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
---------------------------------------------
DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1251 Avenue of the Americas
New York, New York 10020
---------------------------------------------
CUSTODIANS
The Chase Manhattan Bank, N.A.
770 Broadway
New York, New York 10003

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
---------------------------------------------
LEGAL COUNSEL
Morgan, Lewis & Bockius
2000 One Logan Square
Philadelphia, Pennsylvania 19103
---------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

---------------------------------------------
For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only to shareholders and others who have received a copy of the prospectus of Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                          AGGRESSIVE EQUITY PORTFOLIO
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1995

LETTER TO SHAREHOLDERS
-------

The Aggressive Equity Portfolio commenced operations on March 8, 1995. The Portfolio seeks long-term capital appreciation through a concentrated, non-diversified portfolio of U.S. stocks. Short sales and options can be used to enhance performance, although neither were being utilized at September 30. It is anticipated that the Portfolio will hold thirty names or less, although it may hold more from time to time. At September 30, 1995, there were 39 positions in the Portfolio.

From inception on March 8, 1995 through September 30, 1995, the total return for the Portfolio was 32.59%, as compared to 23.67% for the Lipper Capital Appreciation Index and 22.79% for the S&P 500 Index for the same period.

PERFORMANCE COMPARED TO THE LIPPER CAPITAL
APPRECIATION INDEX AND THE S&P 500 INDEX(1)
-------------------------------------------

                                              TOTAL RETURN(2)
                                                    YTD
                                              ---------------
PORTFOLIO...................................        32.59%
LIPPER CAPITAL APPRECIATION INDEX...........        23.67
S&P 500 INDEX...............................        22.79

1. The Lipper Capital Appreciation Index is a composite of mutual funds managed for maximum capital gains. The S&P 500 is an unmanaged index of common stocks.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

For the quarter ended September 30, 1995, the Aggressive Equity Portfolio gained 12.05%, compared to a total return of 9.86% for the Lipper Capital Appreciation Index and 7.94% for the S&P 500 Index.

Our investment style is growth-oriented and stresses potential for positive surprise. We are not interested in price momentum but rather business momentum, and we spend the bulk of our time doing fundamental research on holdings and potential holdings. We will also trade aggressively around core positions to take advantage of any inefficiencies in the market for our stocks. One of our strong beliefs is that often the best 'new' ideas come from our own portfolio. If, for example, the overall market is up and a stock we know well is down for what we consider to be an invalid reason, it is difficult to imagine a better trading opportunity, as long as we are right on the fundamentals. Conversely, if one of our major stock holdings surges, we may sell if investor expectations seem too high.

Our largest holding by far at September 30 was Philip Morris, representing approximately 14% of the Portfolio's net assets. We also owned large positions in UST, the largest producer of moist smokeless tobacco; and Loews, the Tisch family holding company that derives a portion of its earnings from cigarettes. Together, those three stocks represent 22% of the Portfolio net assets. While there is clearly some risk in this strategy in light of the controversy surrounding the tobacco industry, we believe this concern is fully reflected in valuations. At the same time, business fundamentals are very strong, especially at Philip Morris.

At $84, Philip Morris trades at 13x and 11x projected 1995 and 1996 earnings, respectively. Its p/e range going back 10 years is 8 to 16. But interest rates are very low, arguing for a higher p/e, all things equal. And most other consumer staple stocks, such as Coca Cola, Merck and Kellogg, are trading toward the very high end of their 10-year p/e ranges. Also, several factors specific to Philip Morris suggest that upward p/e revaluation vis-a-vis its 10-year range is appropriate. First, the balance sheet is stronger than it has been since 1988. Second, domestic tobacco profits are much lower as a percentage of total profits. Third, price increases are much lower today than in the 1980s and early 1990s, meaning profit increases are much more tied to volume growth and productivity gains. Last but not least, new management is much more shareholder oriented. The dividend payout is at an all-

time high, share repurchase is aggressive and low return food assets are being divested. With almost double the yield of the S&P 500 Index, 15-20% annual earnings and dividend growth expected over the next 3-5 years, and p/e expansion potential, we think Philip Morris is exceptionally attractive, even after its big move so far in 1995.

INVESTMENTS (UNAUDITED)
---------
SEPTEMBER 30, 1995

                                                   VALUE
 SHARES                                            (000)
---------                                         -------
COMMON STOCKS (89.5%)
 CAPITAL GOODS/CONSTRUCTION (14.4%)
  AEROSPACE & DEFENSE (14.4%)
    4,700    Boeing Co.                           $   321
    4,300    General Dynamics Corp.                   236
   10,200    Lockheed Martin Corp.                    685
   13,800    McDonnell Douglas Corp.                1,142
   13,200    United Technologies Corp.              1,166
                                                  -------
 TOTAL CAPITAL GOODS/CONSTRUCTION                   3,550
                                                  -------
 CONSUMER CYCLICAL (5.5%)
  ENTERTAINMENT & LEISURE (2.0%)
    5,100    Carmike Cinemas, Inc., Class A           112
    6,400    Walt Disney Co.                          367
                                                  -------
                                                      479
                                                  -------
  RETAIL-GENERAL (3.5%)
   13,000    Family Dollar Stores, Inc.               247
    7,000    General Nutrition Cos., Inc.             319
    4,100    PetSmart, Inc.                           138
    2,700    Tandy Corp.                              164
                                                  -------
                                                      868
                                                  -------
 TOTAL CONSUMER CYCLICAL                            1,347
                                                  -------
 CONSUMER STAPLES (30.3%)
  BEVERAGES & TOBACCO (21.5%)
    7,600    Coca Cola Co.                            524
    6,900    PepsiCo, Inc.                            352
   40,600    Philip Morris Cos., Inc.               3,390
   35,700    UST, Inc.                              1,022
                                                  -------
                                                    5,288
                                                  -------
  DRUGS (2.0%)
    9,400    Schering-Plough Corp.                    484
                                                  -------
  FOOD (5.5%)
    9,200    Kellogg Co.                              666
   12,000    Ralston Purina Group                     695
                                                  -------
                                                    1,361
                                                  -------
  PERSONAL CARE PRODUCTS (0.5%)
    1,500    Procter & Gamble Co.                     115
                                                  -------
  TEXTILES & APPAREL (0.8%)
    1,700    Nike, Inc., Class B                      189
                                                  -------
 TOTAL CONSUMER STAPLES                             7,437
                                                  -------

                                                   VALUE
 SHARES                                            (000)
---------                                         -------
 FINANCE (27.6%)
  BANKING (7.9%)
   25,000    Ahmanson (H.F.) & Co.                $   634
    6,700    Chase Manhattan Corp.                    409
    4,800    Citicorp                                 340
    3,000    Wells Fargo & Co.                        557
                                                  -------
                                                    1,940
                                                  -------
  FINANCIAL SERVICES (13.3%)
   33,400    American Express Co.                   1,483
    5,700    Dean Witter Discover & Co.               320
    3,900    Federal National Mortgage
              Association                             404
    7,200    Loews Corp.                            1,048
                                                  -------
                                                    3,255
                                                  -------
  INSURANCE (6.4%)
   15,400    Ace Ltd.                                 529
   18,100    Exel Ltd.                              1,052
                                                  -------
                                                    1,581
                                                  -------
 TOTAL FINANCE                                      6,776
                                                  -------
 TECHNOLOGY (11.7%)
  COMPUTERS (3.3%)
    3,900    International Business Machines
              Corp.                                   368
    3,000    Intuit, Inc.                             141
    3,200    Microsoft Corp.                          290
                                                  -------
                                                      799
                                                  -------
  ELECTRONICS (6.7%)
    4,800    Applied Materials, Inc.                  491
    3,800    Intel Corp.                              229
    2,700    Motorola, Inc.                           205
    6,400    Texas Instruments, Inc.                  511
    3,700    Watkins-Johnson Co.                      203
                                                  -------
                                                    1,639
                                                  -------
  TELECOMMUNICATIONS (1.7%)
   16,400    MCI Communications Corp.                 427
                                                  -------
 TOTAL TECHNOLOGY                                   2,865
                                                  -------
TOTAL COMMON STOCKS (COST $20,379)                 21,975
                                                  -------

  FACE
 AMOUNT                                            VALUE
  (000)                                            (000)
---------                                         -------
SHORT-TERM INVESTMENTS (6.8%)
 US GOVERNMENT OBLIGATION (0.8%)
$     205    U.S. Treasury Bill 11/16/95          $   204
                                                  -------
 REPURCHASE AGREEMENT (6.0%)
    1,464    Chase Manhattan Bank, N.A., 6.00%,
              dated 9/29/95, due 10/02/95, to
              be repurchased at $1,465,
              collateralized by $1,325 United
              States Treasury Bonds, 7.5%, due
              11/15/24, valued at $1,492            1,464
                                                  -------
TOTAL SHORT-TERM INVESTMENTS (COST $1,668)          1,668
                                                  -------
TOTAL INVESTMENTS (96.3%) (COST $22,047)           23,643
                                                  -------
                                                   VALUE
                                                   (000)
                                                  -------
OTHER ASSETS AND LIABILITIES (3.7%)
  Other Assets                                    $ 1,771
  Liabilities                                        (869)
                                                  -------
                                                      902
                                                  -------
NET ASSETS (100%)                                 $24,545
                                                  -------
                                                  -------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
PER SHARE
  Applicable to 1,859,115 outstanding $.001 par
  value shares (authorized 500,000,000 shares)    $ 13.20
                                                  -------
                                                  -------